UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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(Rule 14a-101)

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Dynegy Inc.

(Name of Registrant as Specified in its Charter)

Seneca Capital International Master Fund, L.P.

Seneca Capital, L.P.

Seneca Capital Investments, L.P.

Seneca Capital Investments, LLC

Seneca Capital International GP, LLC

Seneca Capital Advisors, LLC

Douglas A. Hirsch

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SAVING DYNEGY: THE POWER OF CHANGE Seneca Capital NOVEMBER 2010

DISCLAIMER
This presentation contains forward-looking statements about future events and sets forth a presentation of our beliefs.  The forward-looking statements are not guarantees of future performance, and we caution you not to rely unduly on them. We have based many of these forward-looking statements on our beliefs, expectations and assumptions about future events that may prove to be inaccurate. While we consider these beliefs, expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.
We caution you that the forward-looking statements are inherently uncertain and necessarily involve risks that may affect Dynegy Inc.’s (“Dynegy”) business prospects and performance, causing actual results to differ from those discussed or presented in this presentation.
This presentation is based on, and contains references to third-party sources of information, and we make no representation or warranty as to the accuracy or completeness thereof.  The inclusion of such information is not an indication of any participation in or endorsement of the views expressed herein by any such third party.

Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP,
LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca”) have jointly made a preliminary filing with the Securities and
Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies against a proposed acquisition of Dynegy by Denali Parent Inc. and Denali Merger Sub Inc., which will be voted on at a meeting of Dynegy’s stockholders.
SENECA ADVISES ALL STOCKHOLDERS OF DYNEGY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT
HTTP://WWW.SEC.GOV. IN ADDITION, ONCE AVAILABLE, SENECA MAY PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.
REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, GEORGESON, INC., BY CALLING (888) 877-5373.
Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital
International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch is a participant in this solicitation. Douglas A. Hirsch is the managing member of each of Seneca
Capital Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors, LLC. The principal occupation of Mr. Hirsch is investment management. Seneca
Capital Investments, LLC is the general partner of Seneca Capital Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital
International Master Fund, L.P., and Seneca Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital
Investments, LLC, Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital Advisors, LLC and
Seneca Capital, L.P. is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.
As of November 4, 2010, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 shares of Dynegy’s common stock, par value $0.01 per share
(“Shares”), representing beneficial ownership of approximately 6.4% of the Shares. As of November 4, 2010, Seneca Capital, L.P. beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be
deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International
Master Fund, L.P. and Seneca Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares, held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400
Shares, representing beneficial ownership of approximately 2.9% of the Shares, held by Seneca Capital, L.P. Each of Seneca Capital Investments, L.P., Seneca Capital
Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and this filing shall not be deemed an admission of beneficial ownership of such Shares for any purpose.
As of November 4, 2010, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held over-the-counter European-style call options, providing the right to purchase 1,986,900 and 904,100 shares, respectively at an exercise price of $1.00 per share as of January 21, 2011.
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

WE VOTE NO –
TO THE PROPOSED DEAL
WRONG PRICE
We believe worth more than $6 per share today and up to $16 - $18 in a recovery scenario
Valued at less than 1/3 of replacement cost
Nearly 7.5% unlevered free cash flow yield at low point in electricity price cycle rising to as much as
14 - 17% in a power price recovery with additional upside if gas prices recover
Substantial optionality of assets and balance sheet creates highly compelling asymmetric risk/reward opportunity
WRONG TIME
Down 42% since proposal of ill-conceived and questionably motivated reverse split - dramatic underperformance
Traded down to virtually its ALL-TIME low on the day prior to Merger announcement
Cyclical trough in power industry with Q1 2011 EPA clean air rule proposals providing a roadmap to recovery
Highly flexible bond structure allows access to liquidity and provides optionality
WRONG REASONS
Management owns approximately $1 million of unrestricted stock but receives almost $38 million
($0.31/share) if deal closes – an arrangement that is largely irrespective of deal price
Management has engaged in a scorched-earth campaign making sudden unsubstantiated claims about liquidity in a stark contrast to public statements in the weeks leading up to the deal
Transaction structure featured significant obstacles to attracting superior offers, including NRG exclusivity and a $50 million break-up fee - 9.2% of equity value, a nearly unprecedented % of equity
Break-up fees are typically compared to equity purchase price, not enterprise value

AND YES TO THE POWER OF
CHANGE
NEW LEADERSHIP
What if… shareholders elect two high-quality directors that believe in the value proposition for a re-focused Dynegy?
ALIGNMENT OF INTERESTS
What if… shareholders propose a compensation plan that properly aligns directors/management with shareholder value?
SHAREHOLDER VOICE
What if… shareholders propose resolutions encouraging:
Review of top management
Strategic review of assets
Optimization of debt structure
Optimization of cost structure
Unwind of reverse stock split

MAKING THE REFOCUSED DYNEGY THE PREMIER VEHICLE TO
PARTICIPATE IN POWER MARKET RECOVERY

WHY IS SENECA SPEAKING
OUT?
Seneca is the largest economic equity holder in Dynegy
11.8% total interest includes 9.3% of voting common stock and economic exposure to an additional 2.5% of common stock through non-voting $0.01 European call options
Seneca only benefits if stock price improves and loses money if stock price declines
Seneca has no other interests in Dynegy debt or equity
No equity shorts, CDS, bonds, LCDS, bank debt, structured interests or any other positions
13D rules compel disclosure
Seneca has a successful track record of concentrated long-term, deep-value investments in the power and energy sector
Supported shareholder alignment in Texas Genco and RRI directly followed by substantial gains for shareholders
Members of Seneca team have covered Dynegy closely for more than 10 years
Seneca has only filed one other 13D since our founding in 1996
Uniquely attractive nature of Dynegy investment opportunity compels us to take this extraordinary step

A DIFFERENCE IN ALIGNMENT
DRIVES A DIFFERENCE OF OPINION
VALUE
- Seller at $4.50/sh ($0.90/sh pre-
reverse split) after buying nearly 30%
of stock in August 09 from LS Power
at nearly $10/sh
- 12% economic interest in Dynegy
(9.3% voting stock)
- Only motivation is increasing
shareholder value – fully aligned
Dynegy Seneca
LIQUIDITY
STRATEGY
NATURAL GAS /
ENVIRONMENTAL
- Only $1 million of unrestricted common
stock (much less than 1% of company)
- $38 million cash if deal consummates
- misaligned with shareholders
OWNERSHIP
- Value at more than $6/sh today with
upside to $16-18 & minimal downside
- Claim undrawn revolver creates
liquidity crisis despite highlighting
financial flexibility on August 6th
- Substantial secured financing capacity
- Highly flexible bond structure with no
major maturities until 2015
- Claim high exposure to continued
decline in natural gas prices
- Highlight environmental cost risks
- Believe Dynegy less sensitive to
natural gas given coal on the margin
- Believe clean air rules provide major
benefit to Dynegy valuation
- Urging cashing out at $4.50
($0.90/sh pre-reverse split) after 8
years of no shareholder value creation
- Voting against the proposed merger
- Intend to propose two quality directors
- Intend to propose unwind of reverse
split and other value enhancing steps

PREMIER VEHICLE FOR PLAYING POWER MARKET RECOVERY 7

Geographic Diversity
Midwest 43%
Northeast 27%
West 30%
Fuel Diversity
Combined Cycle 36%
Peaking 22%
Total Gas-Fired 58%
Fuel Oil 12%
Coal 30%
Dispatch Diversity
Peaking 34%
Baseload 30%
Intermediate 36%
Casco Bay
Independence
Roseton & Danskammer
Ontelaunee
Hennepin
Oglesby
Havana
Kendall
Vermilion
Wood River
Stallings
Baldwin
Plum Point
Oakland
Moss Landing
Morro Bay
Black Mountain
South Bay
12,221 MW

LOTS OF WAYS TO WIN
Capacity value – EPA-driven retirements are a game changer for Midwest capacity margins
Currently earning $17/ MW-day vs. $175/MW-day in nearby markets with tighter reserve margins
Dark spread recovery – current weak dark spreads do not seem sustainable long-term
Spark spread improvement – advantaged locations and higher utilization
Natural gas prices – positive correlation and less sensitive than management suggests
Premier vehicle to play EPA-driven market
recovery given financial and operating leverage
Source: Dynegy “Second Quarter 2010 Results” presentation dated August 6, 2010, page 13.

SELL NOW??
When the stock is back at post-Enron distressed levels?
0%
200%
400%
600%
800%
1000%
1200%
O-02 O-03 S-04 S-05 S-06 S-07 S-08 S-09 S-10
Oct 02 ($4.55):
DYN Hires Bruce
Williamson
DYN
NRG
CPN
RRI
MIR
Feb 04 ($20.50):
DYN Sells Illinois
Power to AEE
Aug 05 ($27.65):
DYN Sells
Midstream to Targa
Sept 06 ($30.35):
LS Power / DYN
Marriage
Aug 09 ($9.65):
LS Power / DYN
Divorce, buy 30%
of stock at $9.65
Aug 10 ($2.78):
Merger Announced
Premium in  Merger
July of 2002
July 24: $4.90
July 25: $2.55
July 26: $3.40
July 27: $6.00
DYN Averts
Bankruptcy with
Sale of Northern
Natural Gas
Note: Historical prices are adjusted for reverse split.

MISO
60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Spread Between (3) and (1)
Do Nothing (1)
100 GW Retire (4)
60 GW Retire (3)
35 GW Retire (2)

EPA CLEAN AIR RULES ARE
JUST AROUND THE CORNER
Proposed EPA rules for sulfur/
NOx/mercury emissions are a game
changer for electricity prices as many
un-scrubbed plants should close
More than 5,700 MW of shutdowns
already announced for 2010 – 2015
(1)
Credit Suisse estimates ~60GW of coal
plants will close between 2013-17
(1)
Significant impacts on power and
capacity markets
Exelon estimates that PJM power
prices could increase $5/MWh -
$7/MWh
Capacity prices for its PJM fleet could
increase by up to $100/MW-day by
2015
(2)

2011 Calendar of Events
March: Final CATR rule expected
March: Proposed HAP MACT rule
May: PJM 2014/15 capacity auction
H1 2011: Potential MISO capacity market
proposal
Nov: Final HAP MACT rule
MISO Power Price Outlook is Bright
(1)
(1) Source: Credit Suisse report “Growth From Subtraction” dated September 23, 2010.  See Appendix for additional information on the expected impact of the proposed EPA rules.
(2) Source: Source: Exelon “Clean in Competitive Markets” presentation dated November 1-2, 2010.

SO2	NOx			Mercury	Particulate Matter	
	Scrubber	Low NOx burners	Overfire Air	SCR	Activated Carbon	Electrostatic Precipitator	High Efficiency Baghouse
Baldwin 1 [1]	✓ (to be or under construction)		✓	✓	✓	✓	✓ (to be or under construction)
Baldwin 2 [1]	✓ (to be or under construction)		✓	✓	✓	✓	✓ (to be or under construction)
Baldwin 3	✓	✓	✓		✓	✓	✓
Havana 6	✓	✓	✓	✓	✓	✓	✓
Hennepin 1-2		✓	✓		✓	✓	✓
Vermillion 1			✓		✓	✓	✓
Vermilion 2		✓	✓		✓	✓	✓
Wood River 4 [2]		✓	✓		✓ (to be or under construction)	✓	
Wood River 5		✓	✓		✓	✓	
Danskammer		✓	✓			✓	

✓ Constructed ✓ To be or under construction

AND DYNEGY’S ASSETS ARE
PRIMED TO BENEFIT
(1) $/kw estimates for cost of adding environmental equipment are per Growth from Subtraction.
Dynegy is extremely well positioned to benefit from EPA Clean Air rules given its substantial investment in pollution control equipment
Its largest, most efficient plants will have been scrubbed
We estimate pollution control equipment for Dynegy’s coal fleet will have a replacement value of more than $1.7bn upon completion – A MAJOR COMPETITIVE ADVANTAGE

THE NATURAL GAS PAIN HAS
ALREADY BEEN SUFFERED
Natural gas has traded down to 2002 levels as a result of the shale drilling frenzy
Credit Suisse estimates that many of the low cost plays require at least $5/mcf
(1)
to earn a fair return
Signs of drilling slowdown in response to low prices – gas rig count has been falling
Natural gas is currently a cheaper fuel source than Eastern coal
Expect incremental switching over time – Already seeing signs
Dynegy’s Midwest CCGT’s increase margins while gas remains cheap vs coal (see comparative fuel cost for
Kendall below)
Dynegy’s Midwest coal plant margins are less sensitive to natural gas than other regions
Natural gas is currently on the margin less than 25% of the time in the Midwest
(1) Source: Credit Suisse report “Natural Gas” dated September 17, 2010.
Midwest Power Is Less Gas Sensitive CCGT’s Are Currently Competitive with Coal
75%
80%
85%
90%
95%
100%
105%
110%
4/10 5/10 6/10 7/10 8/10 9/10 10/10
$3.93
$4.43
$4.93
$5.43
$5.93
NYMEX 2011 Gas
2011 ERCOT On-Peak
2011 CIN On-Peak
Kendall Coal Plant
CCGT CAPP
Fuel Price $4.25 $70.00
Midwest Basis / Transportation $0.10 $15.00
Delivered Fuel Price $4.35 $85.00
Delivered Fuel Price ($/MMBTu) $4.35 $3.54
Heat Rate 7,200 10,500
Cost of Fuel per MWh $31.32 $37.19

$32
$147
$163
$82
$0
$745
$1,047
$0
$175
$1,100
$375
$0
$200
$400
$600
$800
$1,000
$1,200
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
Bond Maturities

LIABILITIES ARE AN ASSET
When has an undrawn revolver ever caused
a liquidity crisis?
Synthetic L/C facility matched with cash
$680 mm of available cash at 10/1/2010
(2)
Virtually no secured recourse debt
Substantial asset value to support
borrowing
No major bond maturities until 2015
Extraordinary flexibility created by
absence of restrictive covenants
Opportunity for value creation by
repurchasing debt at a discount
(1) Source: Dynegy “Second Quarter 2010 Results” presentation dated August 6, 2010, pages 24 and 26. Includes only bond maturities
(2) Source: Dynegy Merger Proxy dated October 4, 2010 (“Merger Proxy”) page 5.
FIRST MAJOR
MATURITY:
JULY 2015
Dynegy Inc.
Sr. Unsec. Notes / Debentures $3,450
SKIS $200
Senior Debentures $257 Central Hudson $633
Sithe Energies Dynegy Power Corp.
Dynegy Holdings Inc.
$1,080 Million Revolver $0
Term L/C Facility $850
Tranche B Term $68
Cash (10/1/10) $680
Restr. Cash $850
Undrawn Revolver

THERE IS SUBSTANTIAL
LEVERAGE TO EFFICIENCY GAINS
We believe that a refocused Dynegy has a fresh opportunity to optimize costs
Dynegy’s overhead structure was originally designed to support a larger asset base with a substantial trading operation
The Merger Proxy highlights an additional $50 million a year ($0.40/share of annual cash flow) of potential overhead savings
Why were these savings not disclosed before the Merger announcement?
Dynegy spends more than $20 million per year on unutilized credit facilities
(1)
More than 50% of total non-fuel operating expenditures (Non-fuel O&M plus SG&A) relate to non-plant level functions
(2)
Dynegy’s 2010 cash operating expenditures (Non-fuel O&M, SG&A and maintenance capex) is more than 15%
higher than GenOn has guided on a $/kw-year basis
Dynegy cash operating expenditures could be ~$100mm lower if reduced to the same level as GenOn
$MMs
2010 Guided O&M Expense $465
2010 Guided SG&A Expense $135
Less: Lease Expense Included in O&M ($50)
Net Non-Fuel Operating Costs $550
Plant Level O&M Per SNL ($260)
Non-Plant Level O&M $290
(1) Dynegy currently utilizes only $455 million of its $850 million Term LC Facility and none of its $1 billion revolver.  See Merger Proxy page 5.
(2) Source: Second Quarter 2010 Results page 33, SNL Financial and Seneca estimates.

WRONG PRICE 15

WORTH >$6/SHARE ON SUM OF
THE PARTS VALUATION

(1) Assumes maintenance capex of $20/kw-year for coal plants and $9/kw-year for gas plants based Seneca estimates and total ties to management forecast from Merger Proxy.
(2) Valuation and capacity totals exclude Plum Point (140MW).
(3) See appendix for a summary of detailed assumptions.
Note: As used in this presentation, UFCF  refers to unlevered free cash flow
($ in millions)
2010 Maint Unlevered Net Valuation
EBITDA Capex
(1)
FCF MWs $/KW $MMs Commentary
Midwest Coal
Scrubbed Coal ($45) 2,241 $700 $1,569
Based on DCF Analysis
(3)
; Scrubber/SCR/baghouse have repl. cost of $800/kw
Unscrubbed Coal ($18) 903 $125 $113 DCF of remaining life, shutting in 2015
(3)
; Assumes no value for Trona
Total Midwest Coal $288 ($63) $225 3,144 $535 $1,682
Implied Unlevered Free Cash Flow Yield 13.4%
Midwest CCGT
Kendall ($11) 1,200 $500 $600 Supported by Casco Bay valuation of $500/kw
Ontelaunee ($5) 580 $800 $464 MAAC already close to newbuild pricing in latest capacity auction ($226/mwd)
Total Midwest CCGT $113 ($16) $96 1,780 $598 $1,064
Implied Unlevered Free Cash Flow Yield 9.1%
Midwest Peaking
Midwest Peaking/Other $18 ($1) $16 164 $250 $41 Assumes minimal option value
Implied Unlevered Free Cash Flow Yield NM
West
Moss Landing / Morro / Oakland ($30) 3,344 $324 $1,085 NRG bid price implies 12% UFCF.  Spark spreads have improved since 8/12/10
Other Western Gas ($3) 352 $250 $88 Assumes minimal option value
Total West $144 ($33) $111 3,696 $317 $1,173
Implied Unlevered Free Cash Flow Yield 9.4%
Northeast
Casco Bay ($5) 540 $509 $275 NRG bid price implies 12% UFCF.  Spark spreads have improved since 8/12/10
Independence ($10) 1,064 $600 $638 Based on DCF Analysis
(3)
; Includes value of ConEd contract
Roseton / Danskammer ($15) 1,693 $200 $339
Based on DCF Analysis
(3)
; Assumes coal retires in 2015
Total Northeast $190 ($30) $160 3,297 $380 $1,252 EBITDA adds back $50mm lease expense & $50mm non-cash amortization
Implied Unlevered Free Cash Flow Yield 12.8%
Corporate SG&A ($135) ($450) 6x $75mm of corporate SG&A including all announced cost cuts
Total $617 ($143) 12,081 $4,762 EBITDA adds back $50mm lease expense & $50mm non-cash amortization
Net Debt ($3,371)
NPV of Lease ($633)
Equity Value $758
Shares 120.6
Equity Value / Share ~$6.50
(2)

WHAT COULD DYNEGY BE
WORTH?
$18.25 $2.50
$15.75
$1.25
$2.50
$2.00
$3.50
$6.50
–
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
Base Valuation CCGT
Newbuild
Increased to
$1,000/kw &
Market
Recovery
Accelerated
Delivered Coal
Cost Reduced
$0.25/MMBTU
Versus Base
Case
Incremental
$50mm Annual
O&M Savings
$500mm Asset
Sale Proceeds
Applied to Debt
Reduction at
Current Market
Prices
Upside
Excluding
Improvement in
Natural Gas
Price Forecast
Gas Recovery
($1/mmbtu)
Upside
Valuation
$4.50/Share Merger Price

SUBSTANTIAL OPERATING CASH
FLOW THROUGH THE TROUGH
Dynegy does not pay cash taxes and has low maintenance capex therefore we believe free cash flow is the most accurate valuation metric for Dynegy
Dynegy trades in line with peers on free cash flow but has better leverage to power market upside
(1) See appendix for detail regarding IPP comparables
(2) On page 6 of Dynegy’s presentation “Setting the Record Straight: The Truth About Asset Sales, Dividends and Debt Facilities”
dated October 2010 (“Setting the Record Straight”), Dynegy states that “If asset retirements do not materialize, EBITDA would be reduced by an average of $85mm each year from 2013 – 2015”.
Adds back non-cash amortization related to Sithe purchase accounting
Removes management market recovery assumption
(2)
to show free cash flow
before market recovery
Year 2011 2012 2013
Adj EBITDA From Merger Proxy $405 $348 $538
Central Hudson Lease Expense $50 $50 $50
Sithe Non-Cash Amortization $50 $50 $50
Adj Cash EBITDA $505 $448 $638
Removal of Market Recovery Assumption – – ($85)
Adj Cash EBITDA Without Market Recovery $505 $448 $553
Maintenance Capex ($119) ($113) ($119)
Unlevered Free Cash Flow $386 $335 $434
Enterprise Value at $4.50 Deal Price $4,547 $4,547 $4,547
Unlevered Free Cash Flow Yield 8.5% 7.4% 9.5%
Average of Peer Group
(1)
8.5% 7.5% 10.0%
($ in millions)

WITH HUGE CASH FLOW UPSIDE
AS POWER PRICES RECOVER
Adjusting Dynegy’s trough free cash flow for expectations of a market recovery could double the free cash flow yield
Gas price improvements would be additive to impact of a
capacity / coal price driven dark spread recovery
(1) Illustrated as a $0.50/mmbtu reduction in delivered coal price.
Base Case Upside Case
$MM % UFCF $MM % UFCF
2012 Unlevered Free Cash Flow $335 7.4% $335 7.4%
Coal Capacity Uplift to $150/MW-day $109 2.4% $191 4.2%
2,241MW Scrubbed Coal x ($150/MW-day recovery - $17/MW-day current) $250-Day Recovery
Spark Uplift at Kendall to $150/MW-day $42 0.9% $85 1.9%
1,200MW x ($150/MW-day recovery - $55/MW-day current) $250-Day Recovery
Dark Spread Improvement by $5/MWh
(1)
$79 1.7% $79 1.7%
$0.50/mmbtu x 10.5 plant heat rate x 15TWh Scrubbed Coal
Additional Cost Cuts $50 1.1% $50 1.1%
Pro Forma Unlevered Free Cash Flow Yield Excluding Gas Improvement ~13.5% ~16.5%
$1/mmbtu Uplift in Gas $60 ~1.5% $60 ~1.5%
$1/mmbtu x 8 market heat rate x 50% set by gas in recovery x 15TWh
Pro Forma Unlevered Free Cash Flow Yield ~15% ~18%

Equity Value of Operating Portfolio
($B)
$15.2B
$10.2B
$10.6B
$6.8B
60%
Replacement Value
80%
Replacement Value

LEVERAGE TO CYCLICAL
RECOVERY
Replacement Cost Of IPP Peers
(2)
Cyclical industries tend to trade around replacement cost during cyclical peaks and at substantial discounts during cyclical troughs
(1)
Dynegy trades at the lower end of its peers as a % of replacement cost and its stock price is much more sensitive than its peers to recovery in asset values
Management has historically highlighted replacement cost as an important valuation metric –
suddenly on October 26
th
management attacked the use of replacement cost for valuation
From Dynegy 2008 CS Vail Presentation
(3)
Inherent value
$40.50 - $60.70
per share
Inherent value
$63.10 - $90.50
per share
“[It is] a good time to invest in well-located CCGTs at prices well below replacement cost”
-
David Crane, CEO of NRG Energy (Proposed buyer of Dynegy CA / ME gas assets)
(4)
(1) See Appendix for data regarding how refiners have historically traded through the cycle.
(2) Replacement cost assumptions for Scrubbed Coal, CCGT, Peakers, Nuclear and Geothermal per Macquarie research “US smart grid” dated December 1, 2009.  See
Appendix for additional detail regarding IPP peer valuation.
(3) Source: Dynegy “Credit Suisse 2008 Energy Summit” presentation dated February 6, 2008, page 3.  Share price adjusted for 5:1 reverse stock split.
(4)  NRG Q3 2010 earnings call, November 4, 2010
$/KW Ave
Repl DYN IPP
Cost MWs Peers
Coal $2,400 3,514
CCGT $1,000 4,404
Peakers $700 4,163
Nuclear $7,000 –
Geothermal $3,500 –
Total Capacity 12,081
Estimated Newbuild Value $15,752
Financial Enterprise Value / Newbuild 29% 31%
1% Move in EV/Replacement Value $158
$/Share $1.31
% of Stock Price 29% 8%
Book Value per Share $24.13
Price / Book 19% 69%

*"**We believe the deal implies an unreasonably low valuation for Dynegy's assets, and we do not believe the transaction is attractive for Dynegy shareholders.** We believe elements of the proposed transaction highlight the value in Dynegy, and believe a competing bidder could emerge."*

*"**Not clear how Blackstone walking away with more power plants and more cash that when it started is a good proposition for Dynegy investors.** If Blackstone closes the transaction with Dynegy and NRG as proposed, we estimate it will increase its cash position post-close by ~$800M and walk away with ~3,600 MWs of coal fired generation and ~4,600 MWs of gas/oil fired generation. It is not clear to us how this is an attractive transaction for Dynegy shareholders.*

"We believe it is highly unlikely that Blackstone would acquire Dynegy if Blackstone is concerned about its ability to roll the revolver."

- Andrew Smith, JP Morgan 8/16/10

*"We nonetheless believe under new ownership, a $750 Mn revolver, and substantial cash on balance sheet (with a boost from W/C benefits this year), **DYN could remain solvent under current forwards until its 2015 maturity"***

- Julien Dumoulin-Smith, UBS 9/9/10

"Our $5.50 price target assumes an approximate 35% discount to our break-apart analysis."

- Charles Fishman, Pritchard Capital 8/16/10

"[Post deal Blackstone is left] with a $540 million equity buyout requirement and $68 million term loan refinancing versus $1.36 billion of cash proceeds from the NRG asset sale. This results in a net $751 million that Blackstone could actually dividend to themselves… The lack of covenants in DYN cash bonds means bondholders have absolutely no say in the buyout, asset sale or potential dividend payment."

- Andy DeVries, Credit Sights 10/5/10

"DYN value is very sensitive to assumptions. Time to return to balanced a supply demand power market is one of two big drivers for our IPP NAVs (the other being nat gas prices). Our base DYN assumption is a weighted average of 6 years to reach market equilibrium resulting in a $3.25/sh NAV, ~25% below BX's take out offer. However, moving the time to power market supply/demand equilibrium assumption from 6 years down to 4 years into the future dramatically increases NAV by ~$10 to $13/sh. "

- Brandon Blossman, Tudor Pickering 10/11/10

THE PROPOSED DEAL RAISES QUESTIONS 21

THE WRONG TIME TO SELL 22

TIMELINE OF A TRAGEDY(TRAVESTY)
Management Urging To Sell Dynegy at $4.50/share ($0.90/share Pre-Split)
Dynegy stock
declined more
than 22% in the
week leading up
to the merger
announcement
Management bought back ~30% of stock at $9.65 in August 2009
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
2/16 3/3 3/18 4/2 4/17 5/2 5/17 6/1 6/16 7/1 7/16 7/31 8/15 8/30 9/14 9/29
3/12: 5 for 1
Reverse stock
split proposed
5/25: 5 for 1
Reverse stock
split effective
4/11: NRG/DYN Executives
meet to discuss possible
stock deal, NRG involves
Blackstone
6/23: NRG Determines
not to proceed
6/24: Blackstone
approaches DYN to
propose all cash
bid
7/29: Blackstone revises proposal to
$5.25, but conditioned on sale of gas
assets to NRG
8/4: Blackstone
revises proposal to
$5.00 upon
agreement with DYN
not to use proceeds
from sale of gas
assets to fund DYN
purchase
8/5: Blackstone
informs DYN that
NRG talks
reached impasse;
Discussions with
DYN temporarily
stop
8/12: Blackstone
revises proposal to
$4.50, merger
agreement executed
following day
7/21:
Blackstone
presents non-
binding offer of
$5.00
5 Year Trading Highlights:
High (5/14/07):          $53.25
Low (8/12/10):           $2.76
Beg of Year (1/4/10):  $9.65
Current Blackstone Bid
Buyback 30% of Stock at $9.65

Cinergy Monthly Around-the-Clock
Power Price
Power Price ($ / MWh)
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
Apr-05 Oct-05 Apr-06 Oct-06 Apr-07 Oct-07 Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-

Exhibit 69: MISO Dark Spread (PRB Coal)
$40
$35
$30
$25
$20
$15
$10
$5
$0
10/31/2005
1/31/2006
4/30/2006
7/31/2006
10/31/2006
1/31/2007
4/30/2007
7/31/2007
10/31/2007
1/31/2008
4/30/2008
7/31/2008
10/31/2008
1/31/2009
4/30/2009
7/31/2009
10/31/2009
1/31/2010
4/30/2010
7/31/2010
CINHUB Cal 1 (PRB)
CINHUB Cal 2 (PRB)
Required Dark Spread for 12% ROE (PRB

THIS IS A CYCLICAL BUSINESS
NEAR A CYCLICAL TROUGH
Electricity prices and dark spreads have fallen to near 6-year lows
Weak demand has exacerbated the excess supply
The decline of natural gas prices relative to coal has significantly impacted coal plant profitability

Source: Commodity broker data.
Source: Growth from Subtraction.

Exhibit 80: MISO Reserve Margin
MISO
35%
30%
25%
20%
15%
10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
60 GW Retire
100 GW Coal Retire
35 GW Retire
Do Nothing
15%

PJM RPM Capacity Prices and Revenues (1)
$ Millions
$/MW-day
~$400 – $800M
Increase
Revenue
(Left axis)
$174
$110
$74
$134
$180 - 240
2010/2011
2011/2012
2012/2013
2013/2014
2014/2015E

BUT RECOVERY IS WITHIN
SIGHT
We expect that Midwest power markets will recover over the next several years:
EPA Clean Air rules
Rational decisions by plant owners to retire old and inefficient capacity
Gradual increase in demand
Industry leaders and research analysts are already discussing the 2014/15 impacts
Credit Suisse, Sanford Bernstein, Citigroup, Exelon, PSE&G, Edison Mission, PPL, FE all
have highlighted this dynamic
Markets often price in recovery in advance of the actual recovery
Q1 2011 EPA rule proposals, PJM May 2011 capacity auction (for 2014/15) and potential MISO capacity market proposals are key near-term catalysts

Source: Exelon.
Source: Growth from Subtraction.

NYMEX Natural Gas 12-month
Forward Strip Price ($/MMBtu)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Oct-02
Oct-03
Oct-04
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09

$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.00
$0.35
$2.66
$3.06
$3.63
$3.96
$4.06
$4.08
$4.33
$4.36
$4.54
$4.60
$4.77
$4.85
$5.11
$5.21
$5.55
$5.74
$6.18
$7.43
$7.52
$7.81
Granite Wash - Liquids Rich Horiz.
Eagle Ford Shale - Liquids Rich
Marcellus Shale - SW Liquids Rich
Cana Woodford Shale
Marcellus Shale - SW
Pinedale
Horn River Basin
Eagle Ford Shale - Dry Gas
Marcellus Shale - NE
Barnett Shale - Core
Barnett Shale - Southern Liquids Rich
Huron Shale
Woodford Shale - Arkoma
Haynesville Shale - Core LA / TX
Fayetteville Shale
Barnett Shale
Piceance Basin Valley
Granite Wash - Horiz.
Haynesville/Bossier Shale - NE TX
Cotton Valley Horizontal
Powder River CBM
Cotton Valley Vertical

NATURAL GAS PRICE
DYNAMICS
Natural gas prices are currently at levels not seen for 8 years
The current gas price is not sustainable as many plays that are considered
“low cost” do not earn an acceptable return at less than $5 gas

Source: Bloomberg data and Credit Suisse report “Natural Gas” dated September 17, 2010.
Breakeven Gas Price Required for Different Basins

LIQUIDITY IS ON OUR SIDE
Given substantial asset value, limited secured debt and no
significant bond maturities until 2015, we believe Dynegy has substantial liquidity to execute on its plan

(1) Central Hudson lease is secured by Danskammer/Roseton assets and has an unsecured guarantee from Dynegy.
Note: Balance sheet information as of 6/30/2010 per Second Quarter 2010 Results page 26, except for cash (as of 10/1/2010).
Matched
Encumbered Assets Liabilities
Sithe/Independence 1064 MW Sithe Bonds $257
Danskammer/Roseton 1693 MW Central Hudson Lease $633
Plum Point 140 MW Off-balance sheet non-recourse debt –
Available Assets Liabilities
Cash $680 Revolver –
Term Facility $68
Restricted Cash $850 Synthetic L/C Facility $850
Assets
Coal Assets 3144 MW
Combined Cycle Gas Assets 3340 MW
Other Gas / Oil Assets 2840 MW
Unsecured Bonds $3,650
- No limitation on liens / asset sales
Substantial Secured
Debt Capacity

DISSENTING DIRECTOR
Victor Grijalva, former Vice Chairman of Schlumberger, voted
AGAINST approval of the merger:
Sharp and anomalous drop in Dynegy’s stock price over
prior 3-month period
Stock trading at historically low price
Price did not reflect its trading price over a longer period of time or its potential for future appreciation
Questioned evolution of transaction’s terms and conditions
(e.g., significant diminution of price, NRG asset sale
condition)

IT IS THE WRONG TIME TO SELL

WRONG REASONS 29

Dynegy Today
DYNEGY
DYN
Competitive Facilities
• Geographic & dispatch diversity
• Lower-cost baseload assets positioned to capture value as markets recover
• Major planned environmental upgrades to be completed in 2012
Commercialize Well
• Near-term hedging to protect against downside risks
• Long-term position open to capture potential upside
• Simple, flexible capital structure supports commercial activity
Prudent Financial Management
• No significant bond maturities until 2015
• Multi-year cost savings program on track
• Cash flow increases as planned environmental spending declines
How Dynegy is operating & commercializing well

30 ON AUGUST 6 TH THE FUTURE SEEMED BRIGHT Excerpt from Dynegy second quarter results presentation, August 6, 2010

MANAGEMENT HAS SUDDENLY
CHANGED ITS TUNE
August 6, 2010
(week before merger announcement)
Post Announcement
(1)
Financial
Management
• “No significant bond maturities until
2015”
• “Simple, flexible capital structure”
• “Liquidity of approximately $2 billion”
• “Significant risk associated with a
stand-alone strategy”
• “Limited access to capital markets”
• “Will be forced to seek a restructuring”
Cash Flow • “Increases as planned environmental
spending declines”
• “Forecasted negative free cash flow
creates a very challenging liquidity
position over time”
Competitive
Position
• “Lower cost baseload assets positioned
to capture value as markets recover”
• “Multi-year cost savings program”
• “High leverage and fixed costs in a low
commodity price environment”
Environmental • “Major planned environmental upgrades
to be completed in 2012”
• “Consent Decree program…should put
our fleet of coal plants well ahead of
others that have not acted”
• “Likely negative impact of future
environmental regulations on Dynegy’s
portfolio”

(1) Sources: Dynegy presentation “Dynegy Acquisition by The Blackstone Group L.P.” dated October 2010 pages 3, 5, 9, 11 and Setting the Record Straight page 3.

WHY THE CHANGE OF HEART?
Management will be able to realize an almost  $38 mm change-of-
control payout, 90% of which has no relation to the deal price
(3)
Management currently owns less than 1% of Dynegy’s common stock with a stock market value of $4.8 million.  Only $1.1 million of this stock is unrestricted
(2)
Non-executive directors, in total, own approximately 0.16% of Dynegy’s common stock valued at $862,000
(2)

(1) Includes restricted common stock and phantom stock per Merger Proxy.  Valued at $4.50 per share.  Does not include approximately 249,000 shares held outright by executives worth $1.1 million (page 99-100).
(2) See page 99 – 100 of Merger Proxy.  Excludes stock options (all out-of-the-money) but includes phantom stock units valued at
$4.50 per share.
(3) As the largest equity holder in Dynegy, Seneca is fully exposed to movements in Dynegy stock price
Deal Price
Sensitive Deal Price Insensitive
Stock Performance
Equivalents(1) Units Severance Total
Bruce Williamson $2,029,883 $5,400,000 $6,959,816 $14,389,699
Holli Nichols 513,720             1,380,000          4,915,586          6,809,306
J. Kevin Blodgett 382,896             1,030,400          4,102,309          5,515,605
Lynn A. Lednicky 379,616             1,014,700          4,005,297          5,399,613
Charles C. Cook 371,759             981,800             4,086,253          5,439,812
$3,677,873 $9,806,900 $24,069,261 $37,554,034

MISALIGNMENT LEADS TO
POOR DECISIONS
Poor performance created a situation where certainty of a $10 million change-of-
control payment (part of the overall $38 million package) outweighed the effort required to achieve EBITDA and stock price targets
Performance awards have been awarded to executives each year:
Target award values can be achieved by attaining certain 3-year stock price (2/3) and cumulative EBITDA (1/3) targets
The range below represents the minimum levels required to earn the performance bonus and the maximum level of achievement (200% of target award)
All performance units vest at 100% of the target award amount upon a change of control.

(1) Source: Dynegy proxy dated April 6, 2009 and Dynegy proxy dated April 2, 2010.
Target C-o-C
Award ($MM) Targets Payout ($MM)
2009 Grants for Top Management
(1)
$5.4 $12.50 - $30.00 stock price $5.4
$2.4 billion - $3.3 billion 3-year cumulative EBITDA
2010 Grants for Top Management
(1)
4.4 $12.50 - $30.00 stock price 4.4
$1.4 billion - $2.0 billion 3-year cumulative EBITDA
$9.8 $9.8

CASH OUTFLOWS ARE NOT
OPERATING LOSSES
The $1.1 billion cumulative cash outflows in management’s 5-year forecasts are not recurring
Environmental capex – completion of scrubber program
Debt reduction – scheduled maturities (including amortization of Sithe
Independence debt)
Central Hudson lease payments decline substantially after 2015 and are fundamentally a repayment of debt

(1) Source: Management projections from Merger Proxy page 55.  Schedule of Central Hudson lease payments from Second Quarter
2010 Results page 25.
Non-Recurring
($ in millions)
2011 2012 2013 2014 2015
Environmental Capital Expenditures ($146) ($87) ($27) ($12) ($7)
Unsecured Debt Maturities (80) (89) - - -
Independence Sinking Fund Payments (68) (75) (82) - -
Central Hudson Lease Payments (Total) (112) (179) (142) (143) (143)
Total Env. Capex + Debt Mat + Lease Payments (406) (430) (251) (155) (150)
Cumulative Env. Capex + Debt Mat + Lease Payments (406) (836) (1,087) (1,242) (1,392)
DYN Forecast for Cumulative Forecast Cash Outflow (2011 - 2015) (1,112)

DYNEGY IS MUCH LESS GAS
SENSITIVE THAN MGMT THINKS
We have modeled Dynegy’s gross margin change based on commodity curves from June 7, 2010 and November 3, 2010:
(1)
Included hedges as disclosed by Dynegy
$122 million impact over 2011 – 2015 period
(2)
vs. ~$500 million impact
according to management
2011 natural gas forward price declined from $5.61 / Mcfe to $4.26 / Mcfe over this period
Coal on margin in Midwest and competitiveness of CCGTs versus coal plants mitigate downside exposure to natural gas

(1) See Dynegy’s February 2, 2010 presentation from the 2010 Credit Suisse Energy Summit (“CS Energy Summit 2010 Presentation”)
for key assumptions and hedges.  See appendix for detailed commodity curves and calculations.
(2) Excludes peakers. Dynegy stated that “Natural gas sensitivity impacts primarily baseload coal.” (“CS Energy Summit 2010
Presentation”, page 17)
Change in Gross Margin due to Power/Gas Curve Shifts (6/7/10 vs. 11/3/10)
($ in millions)
2011 2012 2013 2014 2015
Coal Plants $0 ($36) ($46) ($46) ($76)
Combined Cycle Gas Plants 0 27 17 17 21
Total 0 (9) (28) (29) (56)
Total Impact (2011 - 2015) ($122)

WHY THE GO-SHOP DIDN’T
MAXIMIZE VALUE
Dynegy administered a 40-day go-shop period that did not
produce any offers superior to $4.50 per share
40-day time frame was insufficient
Conducted during mid / late August, a traditionally slow period
Sale of assets to NRG was exclusive
Incumbent right to match a superior offer
No expense reimbursement for matched offers
Restrictive confidentiality agreement (only 8 out of 42 contacted parties signed CA)
We have spoken with industry sources who cited one or more of the concerns above as significant barriers to their participation in the process
We believe that there should be substantial interest in a variety of Dynegy’s assets once the merger is voted down

Sep/08
Oct/08
Nov/08
Dec/08
Jan/09
Feb/09
Mar/09
Apr/09
May/09
Jun/09
Jul/09
Aug/09
Sep/09
Oct/09
Nov/09
Dec/09
Jan/10
Feb/10
Mar/10
Apr/10
May/10
Jun/10
Jul/10

LENGHTY AND EXTENSIVE
BOARD PROCESS?

Virtually all of the Extensive Process Occurred At Substantially
Higher Stock Prices
Did not yield benefits for shareholders and likely exhausted the board and management
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
Solicited interest from 16
potential acquirors; 3
engaged in preliminary
discussions
Discussions with NRG
Energy
Re-engaged in
discussions with
Unnamed Party
LS Power Divorce /
~30% Share Repurchase
at $9.65
Agreed to Merger
Proposal
Initiated
discussions with
NRG / Blackstone

THE LS POWER RELATIONSHIP

…And the Divorce The Marriage…
Just Last Year Dynegy Sold Assets,
Raised Debt and Repurchased Stock
One Year Before Agreeing to be Sold at $4.50/share ($0.90 Pre-Reverse
Split), Dynegy Bought Back ~30% of its Stock at $9.65/share
(1) Unlevered free cash flow yield shown above is (EBITDA less Maintenance Capex) divided by Enterprise Value
(2) Source: Dynegy presentation “Executing our Growth and Value Vision” dated September 15, 2006.
(3) Source: Dynegy presentation “Dynegy Achieves Three Strategic Objectives” dated August 10, 2009.
Announced on September 15, 2006
Dynegy was a buyer at ~$500/kw, an 8.5%
unlevered free cash flow yield
(1)
Dynegy Received:
(2)
~4,900mw of combined cycle capacity
~3,000mw of peaking capacity
~265mw of coal capacity in development
50% interest in power development JV
Dynegy Gave Up:
340mm Shares of Common Stock
$100mm of Cash
$275mm Dynegy Inc. Jr Subordinated Note
Assumption of $1.8bn of net debt from LS
Power
Announced on August 10, 2009
Dynegy was a seller at ~$280/kw, a 9.2% unlevered
free cash flow yield
(1)
Dynegy Received:
(3)
$1,025mm of cash
245mm Class B Common Shares ($1.93 pre-
split)
Dynegy Gave Up:
$235mm 7.5% Senior Unsecured Note due
2015
~2,800mw of peaking capacity
~1,700mw of combined cycle capacity

THE POWER TO CHANGE 39

A PATH TO VALUE
Shortly after the defeat of the Merger, shareholders have the power to refocus Dynegy for success
Dynegy’s shareholder-friendly charter and bylaws allow a majority of stockholders to replace directors and adopt shareholder resolutions acting by written consent in lieu of a meeting
November: Seneca currently expects to file preliminary consent solicitation materials with the SEC to obtain majority shareholder approval to replace 2 existing board members and adopt value enhancing shareholder resolutions
December: Upon expected SEC clearance of consent materials and majority shareholder approval, Dynegy board will be reinvigorated with two new directors that believe in the value proposition for a refocused
Dynegy and is empowered by strong shareholder support for value maximization

Seneca is in Discussions With Several Extraordinarily Strong Potential
Board Candidates Compelled by the Dynegy Investment Opportunity

SHAREHOLDER RESOLUTIONS
Resolutions would encourage the new Directors to:
Determine which of the current top management team is
appropriate for Dynegy going forward
Create proper alignment of interests between management / board of directors and shareholders (through revised compensation plans)
Analyze and pursue asset sales given strategic / operational fit and current valuation and other financial considerations
Optimize debt structure and examine opportunities to return capital to shareholders
Analyze hedging and collateral posting strategy
Investigate additional cost-cutting opportunities
Unwind reverse stock split

With The Goal of Maximizing Dynegy
Shareholder Value Over the Long-Term

STAYING PUBLIC:
THE PHOENIX RISES
Public market will recognize value of new board / management
Properly aligned with shareholders
Reinvigorated and focused on creating shareholder value
Public markets demonstrate a willingness to price in mid-cycle well in anticipation of recovery
Numerous examples of cyclical investors accelerating recognition of mid-cycle economics – land rigs, jack-ups, aluminum
Key catalysts upcoming on EPA clean air rules and forward
capacity auctions – expect to be an important theme for 2011
Potential vehicle for future consolidation
Synergy value from strategic transactions continue to represent an additional value driver for public shareholders

WITHOUT THE REVERSE SPLIT WOULD
DYNEGY HAVE TRADED BELOW $1.00/SH?
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
$1.20
$1.30
$1.40
$1.50
$1.60
$1.70
$1.80
$1.90
$2.00
3/12 3/27 4/11 4/26 5/11 5/26 6/10 6/25 7/10 7/25 8/9 8/24 9/8 9/23 10/8 10/23
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
130%
Current Blackstone Bid
NRG
CPN
RRI
MIR
3/12: 5 for 1
Reverse stock
split proposed
5/25: 5 for 1
Reverse stock
split effective DYN
Underperformance
Or allowed the Company to be potentially sold for $0.90 / share (pre-reverse split)?

Exhibit 5: **Short-Term (21 Day) Median Returns—Yearly Distribution**
NYSE, AMEX and NASDAQ traded companies since 1980

100
95
90
85
80
Price Level
83.69
91.61
96.43
96.02
97.95
91.12
97.98
98.32
98.06
99.07
96.25
94.33
95.10
95.03
92.03
92.96
94.61
96.23
89.03
91.17
96.80
90.16
89.33
87.64
89.67
83.14
98.58 (First Half 2008)
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Year

Exhibit 1: **Short-Term Mean Performance of Reverse Split Securities**
NYSE, AMEX and NASDAQ traded companies since 1980

100
97
94
91
88
85
Price Level
Steadily decreasing price
leading up to the split
Sharp decline in price close to split
Decline continues after split
-21
-18
-15
-12
-9
-6
-3
0
3
6
9
12
15
18
21
Days

REVERSE STOCK SPLITS ARE A
RECIPE FOR UNDERPERFORMANCE
“The reverse split provides an interesting
opportunity for investors who can take full
benefit from the short side of the portfolio.”
…Creating a Key Signal for Sellers
“The dismal short-term and long-term
performance of reverse-split stocks is consistent
across time. Reverse splits have performed
poorly in almost every year, boosting the reverse
split’s reliability as a stay-away sign..”
Reverse Stock Splits Consistently Perform Poorly…
We Believe Dynegy Should Unwind Their Reverse Stock Split
Credit Suisse conducted a 30 year extensive study of reverse splits and concluded…
Source: Credit Suisse report “Split ‘N Slide” dated 7/1/08.

THE PREMIER VEHICLE TO PLAY
POWER RECOVERY
Compelling valuation with catalysts
Sum-of-the-parts valuation supports stock price of greater than $6 per share, 7.5% un-
levered free cash yield at low point in the cycle, trading at less than 1/3 of replacement cost
EPA-driven plant retirements will be a game changer for Dynegy’s scrubbed plants
Proposed rules on CATR and HAP MACT and upcoming capacity auctions in Q1/Q2
2011 provide important signal to markets
Attractive upside/downside
Upside of more than $16 - $18/sh and 14 - 17% unlevered free cash yield in a recovery scenario –Midwest coal plants currently earning ~$17/mw-day capacity prices versus
~$226/MW-day in recovered markets
Operating cost efficiencies and capital structure optimization provide tools to mitigate downside risk
Dramatic stock underperformance already reflects low cycle assumptions –
potential for unwind of reverse split to provide downside stock price protection
A new lease on life
Re-invigorated governance with new directors that believe in the Dynegy value proposition and are aligned with shareholders
Shareholder resolutions that encourage important value enhancing measures

SUMMARY

Seneca owns 12% economic interest and is solely motivated by increasing shareholder value
Fully aligned with shareholders
Management owns less than 1% and receives $38 million change of control if deal consummates
Misaligned with shareholders
Last year management bought back nearly 30% of its own stock at $9.65/sh only to turn around this year and recommend that shareholders sell out at $4.50/sh ($0.90/sh pre-reverse split)
After years of stock price declines and unsuccessful attempts to sell the company at substantially higher prices, management and the board are throwing in the towel near the bottom of the cycle – and management is being rewarded
On August 6 management presented a bright outlook for the company’s commercial/ financial prospects
After agreeing to the deal a week later, management suddenly and unjustifiably presented the company’s financial situation as dire
Dynegy investors have the potential to triple or quadruple their investment over the next several years as power prices recover
EPA rules provide near-term catalyst for value recognition
Downside risk is mitigated by cost cutting and balance sheet optimization opportunities as well as unwinding of reverse split
Substantial unutilized secured debt capacity provides the liquidity to support tremendous time value
Alignment
Throwing in
the Towel
Change in Tune
Giving Away the
Upside for Free
th

CONCLUSION

WE VOTE NO TO THE PROPOSED DEAL
WRONG PRICE
We believe worth more than $6 per share today and up to $16 - $18 in a recovery scenario
Valued at less than 1/3 of replacement cost
Nearly 7.5% unlevered free cash flow yield at low point in electricity price cycle rising to as much as
14 - 17% in a power price recovery with additional upside if gas prices recover
Substantial optionality of assets and balance sheet creates highly compelling asymmetric risk/reward opportunity
WRONG TIME
Down 42% since proposal of ill-conceived and questionably motivated reverse split - dramatic underperformance
Traded down to virtually its ALL-TIME low on the day prior to Merger announcement
Cyclical trough in power industry with Q1 2011 EPA clean air rule proposals providing a roadmap to recovery
Highly flexible bond structure allows access to liquidity and provides optionality
WRONG REASONS
Management owns approximately $1 million of unrestricted stock but receives almost $38 million
($0.31/share) if deal closes – an arrangement that is largely irrespective of deal price
Management has engaged in a scorched earth campaign making sudden unsubstantiated claims about liquidity in a stark contrast to public statements in the weeks leading up to the deal
Transaction structure featured significant obstacles to attracting superior offers, including NRG exclusivity and a $50 million break-up fee - 9.2% of equity value, a nearly unprecedented % of equity
Break-up fees are typically compared to equity purchase price, not enterprise value

APPENDIX 48

EPA CLEAN AIR RULES WILL
CHANGE MARKET DYNAMICS
Upcoming EPA rules will likely force coal generators to either invest in expensive control technologies or shut down
Stringent Maximum Achievable Control Technology (MACT) Rules
would require compliance as early as 2014
Environmental controls are very expensive and unlikely for many plants if the current power price environment persists
(1)
Pursuant to the Midwest Consent Decree, Dynegy will have spent $730 mm (out of a total of $960 mm) of environmental capital expenditures for the Midwest fleet by the end of 2010 and will have substantially completed its environmental capital expenditure program by 2013.
(3)

(1) Source (including for the table): Growth From Subtraction.
(2) Ability of TrONA to meet compliance standards is still under discussion.
(3) Source: Dynegy 2009 10-K and Merger Proxy page 55.
Install Incremental
Fuel Type Required Technology Cost ($/kw) Cost ($/MWh)
Eastern Coal FGD + SCR $450 - $700 $3 - $4
Western Coal TrONA + Baghouse
(2)
$150 $5 - $6

EPA RULES : WHO IS AT RISK?
According to Credit Suisse, only 34% of the coal capacity in the US has installed (or is announced plans to install) both scrubbers and SCRs and 30% have no environmental controls at all.
Smaller coal plants are less likely to invest in environmental controls as the capital cost is significantly higher on a $ / kw basis.  More than
50,000 MW of small coal plants have no environmental controls installed

(1) Source: Growth From Subtraction.
Coal Plant Capacity by Emission Control (Incl. Planned)
FGD & FGD SCR
Region SCR Only Only None Total
CAISO - 135 46 461 642
ERCOT 9,393 5,287 1,928 2,296 18,904
MISO 20,468 12,270 11,952 32,341 77,031
NEPOOL 1,343 214 666 652 2,875
NYISO 998 223 1,063 718 3,002
PJM 35,634 8,119 16,405 19,553 79,711
SPP 3,631 4,002 2,201 16,087 25,921
WECC 3,323 23,561 211 7,469 34,564
SERC 34,079 8,832 21,435 21,787 86,133
Other 5,940 2,331 2,318 1,448 12,037
114,809 64,974 58,225 102,812 340,820
Percent of Total 33.7% 19.1% 17.1% 30.2% 100.0%
(1)
Small (<300 MW) Coal Plant Capacity by Emission Control (Incl. Planned)
FGD & FGD SCR
Region SCR Only Only None Total
CAISO - 135 46 461 642
ERCOT 184 349 8 12 553
MISO 2,756 2,289 3,774 15,985 24,803
NEPOOL 355 214 666 252 1,486
NYISO 343 223 1,063 718 2,347
PJM 4,940 2,375 4,865 9,841 22,021
SPP - 569 318 3,646 4,533
WECC 554 3,605 211 3,785 8,154
SERC 4,819 3,700 7,484 14,877 30,880
Other 1,090 409 251 1,008 2,757
15,040 13,867 18,685 50,584 98,176
Percent of Total 4.4% 4.1% 5.5% 14.8% 28.8%
(1)

EPA RULES: WHAT DOES IT
ALL MEAN?
Credit Suisse base case assumes that 60GW of coal capacity
will be retired, causing several 1 and 2  order impacts on
power and commodity markets:
Tightening reserve margins leading to higher capacity prices
Reduction in demand for coal
Increase in demand for natural gas
Reserve margins expected to tighten quickly (even assuming
new build and demand response) leading to increased capacity payments to generators

Source: Growth From Subtraction.
Estimated PJM RTO Capacity Payment ($/MW-day)
2014/15 2015/16 2016/17 2017/18 2018/19 2019/20
Do Nothing 44 61 87 109 129 133
60 GW Retirement 101 151 220 243 243 243
100 GW Retirement 141 222 243 243 243 243
st
nd

EPA RULES: CATR
Proposed rule issued in July 2010, that would set emission caps for SO
2
and NOx for 31 eastern states and Washington D.C.
Final rule expected in March 2011
EPA projects that, by 2014, the proposed rule would (in the
covered area):
Reduce generating unit SO
2
emissions by 71% compared to
2005 levels
Reduce generating unit NOx emissions by 52% compared to
2005 levels
Trading of emissions credits may be allowed under the
proposed rule, but regional trading would be limited

EPA RULES: HAZARDOUS AIR
POLLUTANT (HAP) MACT
The Clean Air Act requires the EPA to develop an emission control program for hazardous pollutants, including mercury and acid gases
The EPA is mandated pursuant to consent decree to draft a proposed Maximum
Achievable Control Technology (MACT) rule by March 16, 2011 and to finalize it by November 16, 2011
MACT rule will apply to all existing and future coal and oil fired capacity
MACT requires achieving emissions levels as good as the average of the top
12% of existing sources
Credit Suisse estimates that for mercury emissions, this could require a 90% removal rate
Affected plants would have 3 years to comply (i.e., 2014 or 2015), assuming no case by case waivers or an exemption granted by the President
In a more moderate scenario, the EPA could propose different sets of standards based on sub-categories, such as :
Size
Boiler pressure / temperature
Coal mix
No trading between plants

Significant Environmental Progress

DYNEGY

On target to further reduce emissions in the Midwest

2007
2008
2009
2010
2011
2012
Vermilion
Hennepin
Havana
Baldwin 3
Baldwin 1
Baldwin 2
Projects complete
Cash outflow continues through 2013

- Estimate of remaining cash spend is ~$315 million from 6/30/10 through 2013
- Approximately 25% of remaining costs are firm
- Labor and material prices are assumed to escalate 4% annually
- All projects include installing baghouses and scrubbers with the exception of Hennepin and Vermilion, which have baghouses only

Estimated Go Forward Cost Composition

Materials ~41%
Labor ~48%
Rental Equipment & Other ~11%

54 DYNEGY ENVIRONMENTAL OVERVIEW Source: Second Quarter 2010 Results page 19.

KEY DCF VALUATION
ASSUMPTIONS
All DCF-based valuation metrics included the following assumptions:
Capacity factors based on historical plant-by-plant data and management guidance from public presentations
Strip gas prices through 2015 as of 10/29/10 with a flat $6 long-term natural gas price thereafter
Long-term CAPP coal of $70/ton and PRB of $12.50/ton
Increased coal transportation costs upon contract expiration
Natural gas sets MISO power prices approximately 15% of the time until equilibrium when gas sets MISO power prices for all on-peak hours
Dynegy unscrubbed coal plants retired in 2015
Baldwin plant-to-hub basis normalized in 2014 as a result of plant shutdowns
$850/kw CCGT and $625/kw peaker newbuild economics by 2016 - 2018 driven by plant retirements from EPA rules
10% WACC on unlevered cash flows
Taxes calculated on a corporate level

COMPARABLE COMPANIES:
UNLEVERED FREE CASH FLOW

  DYN   CPN   NRG   RRI   MIR
Stock Price $4.50 $12.50 $19.91 $3.76 $10.61
Diluted Shares Outstanding 121 487 266 353 145
Equity Value $543 $6,086 $5,291 $1,328 $1,538
Financial Enterprise Value $4,547 $15,178 $8,390 $2,989 $2,992
2011E Generation EBITDAR $505 $1,688 $1,337 $131 $407
D&A ($360) ($596) ($832) ($260) ($212)
Taxes 35.0% – – ($177) – –
Maintenance Capex ($119) ($390) ($246) ($42) ($60)
Peer
Unlevered Free Cash Flow $386 $1,298 $914 $89 $347
Ave
2011 Unlevered Free Cash Yield 8.5% 8.6% 10.9% 3.0% 11.6% 8.5%
2012E Generation EBITDA $448 $1,539 $1,381 $106 $330
D&A ($360) ($596) ($832) ($260) ($212)
Taxes – – ($192) – –
Maintenance Capex ($113) ($390) ($246) ($42) ($60)
Unlevered Free Cash Flow $335 $1,149 $943 $64 $270
2012 Unlevered Free Cash Yield 7.4% 7.6% 11.2% 2.1% 9.0% 7.5%
2013E Generation EBITDA $553 $1,654 $1,193 $288 $463
D&A ($360) ($596) ($832) ($260) ($212)
Taxes – – ($126) – –
Maintenance Capex ($119) ($390) ($246) ($42) ($60)
Unlevered Free Cash Flow $434 $1,264 $821 $246 $403
2013 Unlevered Free Cash Yield 9.5% 8.3% 9.8% 8.2% 13.5% 10.0%
($ in millions)
Note:  EBITDA for CPN, MIR, NRG and RRI based on Mark-to-Market EBITDA from BofA Merrill Lynch “Weekly Mark” report dated
October 25, 2010. DYN EBITDA estimates per Proxy and add back $50 mm lease expense and $50 mm non-cash amortization of
Con Ed contract. Balance sheet information as of 6/30/2010.  Stock prices as of 10/29/2010.
CPN:  Share count includes 44 mm shares issuable to bankruptcy estate.  Net debt pro forma for closing of Conectiv Energy acquisition.
NRG:  Includes convertible preferred stock on an as-converted basis.  Net debt pro forma for closing of Green Mountain Energy.  Retail valuation is included in Enterprise Value using 5x EBITDA valuation.

COMPARABLE COMPANIES:
REPLACEMENT COST ANALYSIS

Note: Balance sheet information as of 6/30/2010.  Stock prices as of 10/29/2010.  Replacement cost per Macquarie research “US smart grid” dated December 1, 2009.
CPN: Share count includes 44 mm shares issuable to bankruptcy estate. Net debt pro forma for closing of Conectiv Energy acquisition.
NRG: Includes convertible preferred stock on an as-converted basis.  Net debt pro forma for closing of Green Mountain Energy.  Retail valuation is included in Enterprise Value using 5x EBITDA valuation.
($ in millions)
DYN CPN NRG RRI MIR
Stock Price $4.50 $12.50 $19.91 $3.76 $10.61
Diluted Shares Outstanding 121 487 266 353 145
Equity Value $543 $6,086 $5,291 $1,328 $1,538
Financial Enterprise Value $4,547 $15,178 $8,390 $2,989 $2,992
$/KW Ave
Repl DYN IPP
Cost MWs Peers
Coal $2,400 3,514 – 8,159 4,640 3,082
CCGT $1,000 4,404 20,192 717 2,749 238
Peakers $700 4,163 3,156 15,116 7,021 6,961
Nuclear $7,000 – – 1,126 – –
Geothermal $3,500 – 986 – –
Total Capacity 12,081 24,334 25,118 14,410 10,281
Estimated Newbuild Value $15,752 $25,852 $38,764 $18,800 $12,508
Financial Enterprise Value / Newbuild 29% 59% 22% 16% 24% 31%
1% Move in EV/Replacement Value $158 $239 $388 $188 $125
$/Share $1.31 $0.53 $1.46 $0.53 $0.86
% of Stock Price 29% 4% 7% 14% 8% 8%
Book Value per Share $24.13 $8.91 $30.22 $10.76 $30.84
Price / Book 19% 140% 66% 35% 34% 69%

EV/Capacity $/Daily Barrel of Complexity	1999 Trough	2001 Peak	2002 Trough	2007 Peak	2009 Trough
Alon USA				$1,667	$472
Delek USA				$1,259	$378
Frontier Oil	$145	$576	$326	$2,649	$694
Holly	$261	$540	$328	$2,927	$334
Sunoco	$163	$215	$230	$1,107	($238)
Tesoro	$184	$569	$451	$1,482	$458
Valero	$224	$398	$324	$1,170	$488
Western				$2,723	$500
Average	$195	$460	$332	$1,873	$386
Replacement Cost	$833	$1,000	$1,000	$2,250	$1,600
% of Replacement Cost	**23%**	**46%**	**33%**	**83%**	**24%**

REFINING: A REPLACEMENT COST CASE STUDY 58 Source: Barclays Capital research report “Sunoco: Good Value for Patient Investors” dated April 30, 2010.

NATURAL GAS SENSITIVITY:
MIDWEST COAL

2011 2012 2013 2014 2015
Capacity (MW) 3,144 2,980 2,980 2,687 2,687
Capacity factor 85.0% 85.0% 85.0% 85.0% 85.0%
Generation (millions of MWh) 23.4 22.2 22.2 20.0 20.0
Cinergy Around-the clock power price ($ / MWh)
6/7/2010 $34.54 $36.02 $38.82 $41.96 $46.33
11/3/2010 31.17 34.77 37.68 40.55 43.51
Change - $ / MWh (3.37) (1.26) (1.14) (1.41) (2.83)
Change - % (9.8%) (3.5%) (2.9%) (3.4%) (6.1%)
Unhedged revenue impact ($ mm) ($79) ($28) ($25) ($28) ($57)
% Hedged 100% 15% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 ($24) ($25) ($28) ($57)
Note: Based on market data from commodity brokers and Seneca estimates.

NATURAL GAS SENSITIVITY:
DANSKAMMER COAL

2011 2012 2013 2014 2015
Generation (MWh @ 85% capacity factor) 2.8 2.8 2.8 2.8 2.8
New York Zone G Around-the clock power price ($ / MWh)
6/7/2010 $54.67 $56.32 $58.55 $60.01 $62.84
11/3/2010 45.61 48.68 51.10 $53.40 $55.63
Change - $ / MWh (9.06) (7.64) (7.45) (6.60) (7.21)
Change - % (16.6%) (13.6%) (12.7%) (11.0%) (11.5%)
Unhedged revenue impact ($ mm) ($25) ($21) ($21) ($18) ($20)
% Hedged 100% 40% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 ($13) ($21) ($18) ($20)
Note: Based on market data from commodity brokers and Seneca estimates.

NATURAL GAS SENSITIVITY:
ONTELAUNEE

2011 2012 2013 2014 2015
Capacity (MW) 580 580 580 580 580
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 2.4 2.4 2.4 2.4 2.4
6/7/2010
PJM East on-peak power price ($ / MWh) 60.67 61.57 63.48 65.30 69.39
TETCO M3 gas price ($ / MMBtu) 6.14 6.30 6.38 6.56 6.77
Plus: Basis ($ / MMBtu) 0.05 0.05 0.05 0.05 0.05
Delivered gas price ($ / MMBtu) 6.19 6.35 6.43 6.61 6.82
Spark Spread ($ / MWh @ 7,100 heat rate) 16.74 16.48 17.85 18.40 20.98
11/3/2010
PJM East on-peak power price ($ / MWh) 54.73 58.27 61.16 63.82 67.04
TETCO M3 gas price ($ / MMBtu) 4.74 5.39 5.68 5.86 6.02
Plus: Basis ($ / MMBtu) 0.05 0.05 0.05 0.05 0.05
Delivered gas price ($ / MMBtu) 4.79 5.44 5.73 5.91 6.07
Spark Spread ($ / MWh @ 7,100 heat rate) 20.70 19.65 20.44 21.83 23.98
Change - $ / MWh 3.96 3.17 2.60 3.43 2.99
Change - % 23.7% 19.2% 14.5% 18.6% 14.3%
Unhedged revenue impact ($ mm) $10 $8 $6 $8 $7
% Hedged 100% 15% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 $7 $6 $8 $7
Note: Based on market data from commodity brokers and Seneca estimates.

NATURAL GAS SENSITIVITY:
KENDALL

2011 2012 2013 2014 2015
Capacity (MW) 1,200 1,200 1,200 1,200 1,200
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 5.0 5.0 5.0 5.0 5.0
6/7/2010
PJM West (COMED) on-peak power price ($ / MWh) 41.94 42.08 44.09 48.81 53.69
Chicago City Gate gas price ($ / MMBtu) 5.63 5.85 5.97 6.15 6.39
Plus: Basis ($ / MMBtu) 0.10 0.10 0.10 0.10 0.10
Delivered gas price ($ / MMBtu) 5.73 5.95 6.07 6.25 6.49
Spark Spread ($ / MWh @ 7,400 heat rate) (0.45) (1.95) (0.83) 2.53 5.70
11/3/2010
PJM West (COMED) on-peak power price ($ / MWh) 37.65 41.93 44.49 46.55 48.21
Chicago City Gate gas price ($ / MMBtu) 4.30 4.97 5.29 5.45 5.60
Plus: Basis ($ / MMBtu) 0.10 0.10 0.10 0.10 0.10
Delivered gas price ($ / MMBtu) 4.40 5.07 5.39 5.55 5.70
Spark Spread ($ / MWh @ 7,400 heat rate) 5.10 4.44 4.62 5.47 6.01
Change - $ / MWh 5.55 6.39 5.45 2.94 0.32
Change - % (1220.2%) (327.2%) (656.3%) 116.0% 5.6%
Unhedged revenue impact ($ mm) $28 $32 $27 $15 $2
% Hedged 100% 23% 23% 23% 23%
Net revenue impact to Dynegy ($ mm) $0 $25 $21 $11 $1
Note: Based on market data from commodity brokers and Seneca estimates.

NATURAL GAS SENSITIVITY:
CASCO BAY

Note: Based on market data from commodity brokers and Seneca estimates.
2011 2012 2013 2014 2015
Capacity (MW) 540 540 540 540 540
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 2.3 2.3 2.3 2.3 2.3
6/7/2010
NEPOOL on-peak power price ($ / MWh) 59.50 61.21 64.18 65.43 68.98
Less: Basis ($ / MWh) (4.50) (4.50) (4.50) (4.50) (4.50)
Est. Casco Bay on-peak power price ($ / MWh) 55.00 56.71 59.68 60.93 64.48
Dawn, ON gas price ($ / MMBtu) 5.90 6.05 6.17 6.32 6.52
Plus: Basis ($ / MMBtu) 0.25 0.25 0.25 0.25 0.25
Delivered gas price ($ / MMBtu) 6.15 6.30 6.42 6.57 6.77
Spark Spread ($ / MWh @ 7,400 heat rate) 9.52 10.08 12.21 12.35 14.35
11/3/2010
NEPOOL on-peak power price ($ / MWh) 50.08 53.90 56.76 59.04 61.69
Less: Basis ($ / MWh) (4.50) (4.50) (4.50) (4.50) (4.50)
Est. Casco Bay on-peak power price ($ / MWh) 45.58 49.40 52.26 54.54 57.19
Dawn, ON gas price ($ / MMBtu) 4.59 5.20 5.46 5.63 5.78
Plus: Basis ($ / MMBtu) 0.25 0.25 0.25 0.25 0.25
Delivered gas price ($ / MMBtu) 4.84 5.45 5.71 5.88 6.03
Spark Spread ($ / MWh @ 7,400 heat rate) 9.79 9.05 10.01 11.01 12.53
Change - $ / MWh 0.26 (1.03) (2.20) (1.34) (1.82)
Change - % 2.8% (10.3%) (18.0%) (10.9%) (12.7%)
Unhedged revenue impact ($ mm) $1 ($2) ($5) ($3) ($4)
% Hedged 100% 40% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 ($1) ($5) ($3) ($4)

NATURAL GAS SENSITIVITY:
INDEPENDENCE

Note: Based on market data from commodity brokers and Seneca estimates.
2011 2012 2013 2014 2015
Capacity (MW) 1,064 1,064 1,064 1,064 1,064
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 4.4 4.4 4.4 4.4 4.4
6/7/2010
NY Zone A on-peak power price ($ / MWh) 44.32 44.40 44.80 45.11 47.92
Transco Zone 6 gas price ($ / MMBtu) 6.19 6.36 6.43 6.62 6.83
Spark Spread ($ / MWh @ 7,300 heat rate) (0.85) (2.00) (2.13) (3.21) (1.97)
11/3/2010
NY Zone A on-peak power price ($ / MWh) 39.17 41.81 44.30 46.22 47.62
Transco Zone 6 gas price ($ / MMBtu) 4.78 5.45 5.72 5.91 6.06
Spark Spread ($ / MWh @ 7,300 heat rate) 4.26 2.03 2.52 3.07 3.36
Change - $ / MWh 5.12 4.04 4.65 6.28 5.33
Change - % (599.9%) (201.5%) (218.6%) (195.4%) (270.4%)
Unhedged revenue impact ($ mm) $23 $18 $21 $28 $24
% Hedged 100% 70% 70% 64% 0%
Net revenue impact to Dynegy ($ mm) $0 $5 $6 $10 $24

NATURAL GAS SENSITIVITY:
MOSS LANDING 1&2

Note: Based on market data from commodity brokers and Seneca estimates.
2011 2012 2013 2014 2015
Capacity (MW) 1,020 1,020 1,020 1,020 1,020
Capacity factor 57% 57% 57% 57% 57%
Generation (millions of MWh) 5.1 5.1 5.1 5.1 5.1
6/7/2010
NP-15 on-peak power price ($ / MWh) 53.84 57.42 59.83 62.96 65.75
PG&E South gas price ($ / MMBtu) 5.48 5.72 5.84 6.04 6.25
Plus: Basis ($ / MMBtu) 0.30 0.30 0.30 0.30 0.30
Delivered gas price ($ / MMBtu 5.78 6.02 6.14 6.34 6.55
Spark Spread ($ / MWh @ 7,300 heat rate) 11.64 13.50 15.02 16.69 17.96
11/3/2010
NP-15 on-peak power price 40.57 47.67 52.43 55.65 58.32
PG&E South gas price ($ / MMBtu) 4.14 4.81 5.13 5.28 5.43
Plus: Basis ($ / MMBtu) 0.30 0.30 0.30 0.30 0.30
Delivered gas price ($ / MMBtu 4.44 5.11 5.43 5.58 5.73
Spark Spread ($ / MWh @ 7,300 heat rate) 8.18 10.35 12.83 14.88 16.52
Change - $ / MWh (3.45) (3.15) (2.19) (1.80) (1.43)
Change - % (29.7%) (23.4%) (14.6%) (10.8%) (8.0%)
Unhedged revenue impact ($ mm) ($18) ($16) ($11) ($9) ($7)
% Hedged 100% 50% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 ($8) ($11) ($9) ($7)

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca Capital”) have jointly made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies against a proposed acquisition of Dynegy Inc. (“Dynegy”) by Denali Parent Inc. and Denali Merger Sub Inc., which will be voted on at a meeting of Dynegy’s stockholders.

SENECA CAPITAL ADVISES ALL STOCKHOLDERS OF DYNEGY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, GEORGESON, INC., BY CALLING (888) 877-5373.

Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (the “Participants”) is a participant in this solicitation. Douglas A. Hirsch is the managing member of each of Seneca Capital Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors, LLC. The principal occupation of Mr. Hirsch is investment management. Seneca Capital Investments, LLC is the general partner of Seneca Capital Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital International Master Fund, L.P., and Seneca Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital Investments, LLC, Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital Advisors, LLC and Seneca Capital, L.P. is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.

As of November 4, 2010, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 shares of Dynegy’s common stock, par value $0.01 per share (“Shares”), representing beneficial ownership of approximately 6.4% of the Shares. As of November 4, 2010, Seneca Capital, L.P. beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares, held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares, held by Seneca Capital, L.P. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and this filing shall not be deemed an admission of beneficial ownership of such Shares for any purpose.

As of November 4, 2010, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held over-the-counter European-style call options, providing the right to purchase 1,986,900 and 904,100 Shares, respectively, at an exercise price of $1.00 per Share as of January 21, 2011.